Exhibit 99.1

DANAHER PROVIDES UPDATE ON FIRST QUARTER 2020 FINANCIAL PERFORMANCE AND SCHEDULES FIRST QUARTER EARNINGS CONFERENCE CALL
Washington, D.C., April 13, 2020 - Danaher Corporation (NYSE: DHR) (“Danaher” or “the Company”) announced today that for the quarter ended April 3, 2020 it expects revenue growth of approximately 3.0% and non-GAAP core revenue growth of approximately 4.5%.
President and CEO Thomas P. Joyce, Jr. said, “We anticipate positive results in each of our three reporting segments in the first quarter, with particular strength in our Cepheid, Radiometer, Pall and ChemTreat businesses. While we had a good start to the year, we saw a meaningful slowdown in demand toward the end of the quarter, particularly in our more instrument-oriented businesses, as the COVID-19 pandemic spread worldwide.”
Joyce continued, “We are incredibly proud of our team’s response to these unprecedented challenges. We are directly contributing to the fight against this virus, providing much-needed diagnostic testing capabilities and supporting our customers in pursuit of new treatments and vaccines.”
Due to the evolving and uncertain impact of the COVID-19 pandemic, Danaher also announced that it is withdrawing its previously communicated 2020 financial guidance, which was provided on January 30, 2020.
The Company will report first quarter 2020 financial results on Thursday, May 7, 2020. Danaher will webcast its quarterly earnings conference call beginning at 8:00 a.m. ET and lasting approximately 1 hour.
The call and an accompanying slide presentation will be webcast on the "Investors" section of Danaher's website, www.danaher.com, under the subheading "Events & Presentations." A replay of the webcast will be available shortly after the conclusion of the presentation and will remain available until the next quarterly earnings call.
You can access the conference call by dialing 866-503-8675 within the U.S. or +1 786-815-8792 outside the U.S. a few minutes before 8:00 a.m. ET and notifying the operator that you are dialing in for Danaher's earnings conference call (access code 3845297). A replay of the conference call will be available shortly after the conclusion of the call until May 21, 2020. You can access the replay dial-in information on the "Investors" section of Danaher's website under the subheading "Events & Presentations."
Danaher's earnings press release, the webcast slides and other related presentation materials will be posted to the "Investors" section of Danaher's website under the subheading "Quarterly Earnings" beginning at 6:00 a.m. ET on the date of the earnings call and will remain available following the call.
ABOUT DANAHER
Danaher is a global science and technology innovator committed to helping its customers solve complex challenges and improving quality of life around the world. Its family of world class brands has leadership positions in the demanding and attractive health care, environmental and applied end-markets. With more than 20 operating companies, Danaher’s globally diverse team of approximately 67,000 associates is united by a common culture and operating system, the Danaher Business System, and its Shared Purpose, Helping Realize Life’s Potential. For more information, please visit www.danaher.com.

NON-GAAP MEASURE
Core Revenue Growth

% Change Three-Month Period Ended April 3, 2020 vs. Comparable 2019 Period
Total sales growth from continuing operations (GAAP)	3.0%
Impact of:
Currency exchange rates	1.5%
Core revenue growth from continuing operations (Non-GAAP)	4.5%
In addition to revenue growth, which is prepared in accordance with generally accepted accounting principles (GAAP), this release also contains the non-GAAP financial measure of core revenue growth. Core revenue growth should be considered in addition to, and not as a replacement for or superior to, revenue growth, and may not be comparable to similarly titled measures reported by other companies. Management believes that core revenue growth provides useful information to investors by offering an additional way of viewing Danaher’s results that, when reconciled to revenue growth, helps our investors to identify underlying growth trends in our business and compare our revenue performance with prior and future periods and to our peers. Management uses core revenue growth to measure the Company’s operating and financial performance, and also uses core revenue growth as a performance metric in the Company’s executive compensation program. In calculating core revenue growth, we exclude the impact of currency translation because it is not under management’s control, is subject to volatility and can obscure underlying business trends, and exclude the effect of acquisitions and divested product lines because the timing, size, number and nature of such transactions can vary significantly from period-to-period and between us and our peers, which we believe may obscure underlying business trends and make comparisons of long-term performance difficult.
FORWARD-LOOKING STATEMENTS
Statements in this release that are not strictly historical, including statements regarding the Company’s anticipated financial results for the first quarter of 2020, the potential impact of the COVID-19 pandemic on the Company, the Company’s anticipated contributions to the response to the COVID-19 pandemic and any other statements regarding events or developments that we believe or anticipate will or may occur in the future are "forward-looking" statements within the meaning of the federal securities laws. There are a number of important factors that could cause actual results, developments and business decisions to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include, among other things, the highly uncertain and unpredictable severity, magnitude and duration of the COVID-19 pandemic (and the related governmental, business and community responses thereto) on our business, results of operations and financial condition, Danaher's ability to successfully integrate the operations and employees of the Biopharma business Danaher recently acquired from General Electric Company (now known as Cytiva) with Danaher's existing business, the ability to realize anticipated financial, tax and operational synergies and benefits from such acquisition, Cytiva’s performance and maintenance of important business relationships, the impact of our debt obligations (including the debt incurred to finance the acquisition of Cytiva) on our operations and liquidity, deterioration of or instability in the economy, the markets we serve and the financial markets (including as a result of the COVID-19 pandemic), developments and uncertainties in U.S. policy stemming from the U.S. administration, such as changes in U.S. trade and tariff policies and the reaction of other countries thereto, contractions or growth rates and cyclicality of markets we serve, competition, our ability to develop and successfully market new products and technologies and expand into new markets, the potential for improper conduct by our employees, agents or business partners, our compliance with applicable laws and regulations (including regulations relating to medical devices and the health care industry), the results of our clinical trials and perceptions thereof, our ability to effectively address cost reductions and other changes in the health care industry, our ability to successfully identify and consummate appropriate acquisitions and strategic investments and successfully complete divestitures and other dispositions, our ability to integrate the businesses we acquire and achieve the anticipated benefits of such acquisitions, contingent liabilities relating to acquisitions, investments and divestitures (including tax-related and other contingent liabilities relating to past and future IPOs, split-offs or spin-offs), security breaches or other disruptions of our information technology systems or violations of data privacy laws, the impact of our restructuring activities on our ability to grow, risks relating to potential impairment of goodwill and other intangible assets, currency exchange rates, tax audits and changes in our tax rate and income tax liabilities, changes in tax laws applicable to multinational companies, litigation and other contingent liabilities including intellectual property and environmental, health and safety matters, the rights of the United States government to use, disclose and license certain intellectual property we license if we fail to commercialize it, risks relating to product, service or software defects, product liability and recalls, risks relating to product manufacturing, our relationships with and the performance of our channel partners, uncertainties relating to collaboration arrangements with third-parties, commodity costs and surcharges, our ability to adjust purchases and manufacturing capacity to reflect market conditions, reliance on sole sources of supply, the impact of deregulation on demand for our products and services, labor matters, international economic, political, legal, compliance and business factors (including the impact of the United Kingdom's decision to leave the EU and uncertainty relating to the terms of such separation), disruptions relating to man-made and natural disasters (including pandemics such as COVID-19) and pension plan costs. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in our SEC filings, including our 2019 Annual Report on Form 10-K and our Prospectus Supplement filed with the SEC on April 6, 2020 pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended. These forward-looking statements speak only as of the date of this release and except to the extent required by applicable law, the Company does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise.
CONTACT
Matthew E. Gugino
Vice President, Investor Relations
Danaher Corporation
2200 Pennsylvania Avenue, N.W., Suite 800W
Washington, D.C. 20037
Telephone: (202) 828-0850
Fax: (202) 828-0860

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